UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2004

FIRST VIRTUAL COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-23305 (Commission File Number)	77-0357037 (I.R.S. Employer Identification No.)

3200 Bridge Parkway, Suite 202
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 801-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     Press Release dated April 30, 2004, a copy of which is attached hereto as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     First Virtual Communications, Inc. issued a press release on April 30, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST VIRTUAL COMMUNICATIONS, INC.

By:	/s/ Truman Cole

Truman Cole Chief Financial Officer

Date: April 30, 2004

INDEX TO EXHIBITS

Sequentially
Exhibit		Numbered
Number	Description	Page
99.1	Press Release dated April 30, 2004 of First Virtual Communications, Inc.